SUPPLEMENT TO THE ENTERPRISE GROUP
OF FUNDS, INC. CLASS Y PROSPECTUS
DATED February 28, 2001.

This information reflects a
change to the Prospectus section,
"Enterprise Managed Fund."

On page 49 of the Prospectus, the
following change shall occur:

In the "Fees and Expenses," replace
the Annual Fund Operating Expenses
table with the following table:

Annual Fund Operating Expenses
(paid indirectly if you hold fund
shares)
Investment Advisory Fees.........
0.75%
Distribution and Services (12b-1)
Fees......................None
Other Expenses.............0.32%
Total Annual Fund Operating
Expenses........1.07%
Less Expense Reimbursements.....
(0.02%)
Net Annual Operating Expenses
(1)............1.05%

(1) Expense information in the
table has been restated to reflect
the current maximum expense limit
that has been agreed to by the
Advisor.

April 3, 2001